As filed with the Securities and Exchange Commission on April 30, 2002 Registration Nos.

33-88460
811-08946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
Pre-Effective Amendment No.                               [_]
Post-Effective Amendment No. 14                           [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
Amendment No. 55                                                 [X]

                    (Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

           Diane N. Ledger                            Ruth Epstein, Esq.
   Pacific Life Insurance Company                          Dechert
           P. O. Box 9000                           1775 Eye Street, N.W.
    Newport Beach, CA 92658-9030                Washington, D.C. 20006-2401


Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on                   pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Portfolios Variable Annuity individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                   Prospectus Heading

1.  Cover Page                             Cover Page

2.  Definitions                            TERMS USED IN THIS PROSPECTUS

3.  Synopsis                               AN OVERVIEW OF PACIFIC PORTFOLIOS


4.  Condensed Financial Information        YOUR INVESTMENT OPTIONS -- Variable
                                           Investment Option Performance;
                                           ADDITIONAL INFORMATION -- Financial
                                           Statements; FINANCIAL HIGHLIGHTS

5.  General Description of Registrant,
      Depositor and Portfolio Companies    AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PACIFIC LIFE AND THE SEPARATE
                                           ACCOUNT -- Pacific Life, -- Separate
                                           Account A; YOUR INVESTMENT OPTIONS
                                           -- Your Variable Investment Options;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights

6.  Deductions                             AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           FEE TABLE; HOW YOUR INVESTMENTS ARE
                                           ALLOCATED -- Transfers; CHARGES, FEES
                                           AND DEDUCTIONS; WITHDRAWALS --
                                           Optional Withdrawals

7.  General Description of Variable
     Annuity Contracts                     AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT -- How to
                                           Apply for your Contract; HOW YOUR
                                           INVESTMENTS ARE ALLOCATED; RETIREMENT
                                           BENEFITS AND OTHER PAYOUTS --
                                           Choosing Your Annuity Option, -- Your
                                           Annuity Payments, -- Death Benefits;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights, -- Changes to Your Contract,
                                           -- Changes to ALL Contracts, --
                                           Inquiries and Submitting Forms and
                                           Requests, -- Timing of Payments and
                                           Transactions

8.  Annuity Period                         RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                           -- Death Benefits

10. Purchases and Contract Value           AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT; HOW YOUR
                                           INVESTMENTS ARE ALLOCATED; PACIFIC
                                           LIFE AND THE SEPARATE ACCOUNT --
                                           Pacific Life; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

11. Redemptions                            AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           CHARGES, FEES AND DEDUCTIONS;
                                           WITHDRAWALS; ADDITIONAL INFORMATION
                                           -- Timing of Payments and
                                           Transactions; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

12. Taxes                                  CHARGES, FEES AND DEDUCTIONS
                                           -- Premium Taxes; WITHDRAWALS --
                                           Optional Withdrawals, -- Tax
                                           Consequences of Withdrawals; FEDERAL
                                           TAX STATUS

13. Legal Proceedings                      Not Applicable

14. Table of Contents of the Statement
     of Additional Information             CONTENTS OF THE STATEMENT
                                           OF ADDITIONAL INFORMATION


PART B

Item No.                                   Statement of Additional Information
                                           Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        Not Applicable

18. Services                               Not Applicable

19. Purchase of Securities Being Offered   THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Calculating Subaccount
                                           Unit Values, -- Systematic Transfer
                                           Programs

20. Underwriters                           DISTRIBUTION OF THE CONTRACTS --
                                           Pacific Select Distributors, Inc.

21. Calculation of Performance Data        PERFORMANCE

22. Annuity Payments                       THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Variable Annuity Payment
                                           Amounts

23. Financial Statements                   FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                  Prospectus



                                   [TO COME]

                      Statement of Additional Information



                                   [TO COME]

PACIFIC PORTFOLIOS
                       PROSPECTUS MAY 1, 2002


                       Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by Separate
jurisdiction where     Account A of Pacific Life. Please read both
we're not legally      Prospectuses carefully, and keep them for future
permitted to offer     reference.
the Contract.

                    Here's a list of all of the Investment Options
The Contract is        available under your Contract:
described in detail
in this Prospectus
and its Statement      VARIABLE INVESTMENT OPTIONS
of Additional
Information (SAI).     Blue Chip                International Value
The Pacific Select
Fund is described      Aggressive Growth        Capital Opportunities
in its Prospectus
and its SAI. No one    Emerging Markets         Mid-Cap Growth
has the right to
describe the           Diversified Research     Global Growth
Contract or the
Pacific Select Fund    Small-Cap Equity         Equity Index
any differently
than they have been    International Large-Cap  Small-Cap Index
described in these
documents.             I-Net Tollkeeper SM      Real Estate
                                                 (formerly called REIT)
You should be aware    Financial Services
that the Securities                             Inflation Managed
and Exchange           Health Sciences
Commission (SEC)                                Managed Bond
has not reviewed       Technology
the Contract and                                Money Market
does not guarantee     Telecommunications
that the                                        High Yield Bond
information in this    Multi-Strategy
Prospectus is                                   Equity Income
accurate or            Large-Cap Core
complete. It's a        (formerly called        Research
criminal offense to     Equity Income)
say otherwise.                                  Equity
                       Strategic Value
This Contract is                                Aggressive Equity
not a deposit or       Growth LT
obligation of, or                               Large-Cap Value
guaranteed or          Focused 30
endorsed by, any
bank. It's not         Mid-Cap Value

federally insured
by the Federal
Deposit Insurance      FIXED OPTIONS
Corporation, the
Federal Reserve        Fixed
Board, or any other
government agency.     Guaranteed Interest Options (GIOs) with 3-year, 6-year
Investment in a        and 10-year terms
Contract involves
risk, including        DCA Plus Fixed
possible loss of
principal.             Not all of the Fixed Options are available in every
                       state.

                       You'll find more information about the Contract and Separate Account A in the SAI dated May 1, 2002. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 64 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS



An Overview of Pacific Portfolios                                            3
------------------------------------------------------------------------------
Your Investment Options                                                     12
Your Variable Investment Options                                            12
Variable Investment Option Performance                                      14
Your Fixed Option, DCA Plus Fixed Option and GIOs                           14
------------------------------------------------------------------------------
Purchasing Your Contract                                                    14
How to Apply for Your Contract                                              14
Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider
 (EGMDBR) (Optional)                                                        15
Purchasing the Earnings Enhancement Guarantee (EEG) Rider
 (Optional)                                                                 15
Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)           15
Purchasing the Guaranteed Protection Advantage (GPA) Rider
 (Optional)                                                                 16
Information About the Optional Riders, IRAs and Other Qualified
 Contracts                                                                  17
Making Your Investments ("Purchase Payments")                               18
------------------------------------------------------------------------------
How Your Investments are Allocated                                          19
Choosing Your Investment Options                                            19
Portfolio Optimization                                                      19
Investing in Variable Investment Options                                    21
When Your Investment is Effective                                           21
Transfers                                                                   21
------------------------------------------------------------------------------
Charges, Fees and Deductions                                                24
Withdrawal Charge                                                           24
Premium Taxes                                                               26
Annual Fee                                                                  26
Waivers and Reduced Charges                                                 26
Mortality and Expense Risk Charge                                           27
Administrative Fee                                                          27
Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) Annual
 Charge (Optional Rider)                                                    27
Earnings Enhancement Guarantee (EEG) Annual Charge
 (Optional Rider)                                                           28
Guaranteed Income Advantage (GIA) Annual Charge
 (Optional Rider)                                                           28
Guaranteed Protection Advantage (GPA) Annual Charge
 (Optional Rider)                                                           28
Expenses of the Fund                                                        28
------------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                       29
Selecting Your Annuitant                                                    29
Annuitization                                                               29
Choosing Your Annuity Date                                                  29
Default Annuity Date and Options                                            31
Choosing Your Annuity Option                                                31
Your Annuity Payments                                                       33
Death Benefits                                                              34
Withdrawals                                                                 39
Optional Withdrawals                                                        39
Tax Consequences of Withdrawals                                             41
Right to Cancel ("Free Look")                                               41
------------------------------------------------------------------------------
Pacific Life and the Separate Account                                       42
Pacific Life                                                                42
Separate Account A                                                          42
Financial Highlights                                                        43
------------------------------------------------------------------------------
Federal Tax Status                                                          45
Taxes Payable by Contract Owners: General Rules                             45
Qualified Contracts                                                         47
Loans                                                                       50
Withholding                                                                 52
Impact of Federal Income Taxes                                              53
Taxes on Pacific Life                                                       53
------------------------------------------------------------------------------
Additional Information                                                      53
Voting Rights                                                               53
Changes to Your Contract                                                    54
Changes to All Contracts                                                    54
Inquiries and Submitting Forms and Requests                                 55
Telephone and Electronic Transactions                                       56
Electronic Delivery Authorization                                           57
Timing of Payments and Transactions                                         57
Confirmations, Statements and Other Reports to Contract Owners              57
Replacement of Life Insurance or Annuities                                  57
Financial Statements                                                        58
------------------------------------------------------------------------------
The General Account                                                         58
General Information                                                         58
Guarantee Terms                                                             58
Withdrawals and Transfers                                                   60
------------------------------------------------------------------------------
Terms Used in This Prospectus                                               62
------------------------------------------------------------------------------
Contents of the Statement of Additional Information                         64
------------------------------------------------------------------------------
Appendix A: State Law Variations                                            65
------------------------------------------------------------------------------
Appendix B: Market Value Adjustment                                         66
------------------------------------------------------------------------------
Where to Go for More Information                                    Back Cover

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Portfolios     Pacific Portfolios is an annuity contract between you
Basics                 and Pacific Life Insurance Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
This Contract may      dollars. You buy a Qualified Contract under a qualified
not be the right       retirement or pension plan, or an individual retirement
one for you if you     annuity or account (IRA), or form thereof.
need to withdraw
money for short-       Pacific Portfolios is a variable annuity, which means
term needs, because    that the value of your Contract fluctuates depending on
withdrawal charges     the performance of the Investment Options you choose.
and tax penalties      The Contract allows you to choose how often you make
for early              Investments ("Purchase Payments") and how much you add
withdrawal may         each time.
apply.
                       Your Right to Cancel ("Free Look")
You should             During the Free Look period, you have the right to
consider the           cancel your Contract and return it to us or to your
Contract's             registered representative for a refund. The amount
investment and         refunded may be more or less than the Investments
income benefits,       you've made, depending on the state where you signed
as well as its         your application and the kind of Contract you buy.
costs.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Date. During the
                       accumulation phase, you can put money in your Contract
The Investment         by making Investments, and choose Investment Options in
Options you choose     which to allocate them. You can also take money out of
and how they           your Contract by making a withdrawal.
perform will affect
the value of your      Investments ("Purchase Payments")
Contract during the    Your initial Investment must be at least $5,000 for a
accumulation phase,    Non-Qualified Contract and at least $2,000 for a
as well as the         Qualified Contract. Additional Investments must be at
amount of your         least $250 for a Non-Qualified Contract and $50 for a
annuity payments       Qualified Contract. We also call your Investments
during the income      "Purchase Payments".
phase if you choose
a variable
annuitization          Investment Options
payout.

You can ask your       You can choose from 33 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose the    Select Fund. We're the investment adviser for the
right Investment       Pacific Select Fund. We oversee the management of all
Options for your       the Fund's Portfolios and manage two of the Portfolios
goals and risk         directly. We've retained other managers to manage the
tolerance.             other Portfolios. The value of each Portfolio will
                       fluctuate with the value of the investments it holds,
                       and returns are not guaranteed.
You'll find more
about the              You can also choose from three Fixed Options that earn
Investment Options     a guaranteed rate of interest of at least 3% annually:
starting on page       the Fixed Option, the DCA Plus Fixed Option when you
12.                    elect DCA Plus, and the Guaranteed Interest Option,

                       which has Guaranteed Terms of three, six or 10 years. Not all of the Fixed Options are available in every state.

                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

We'll apply a          Transferring among Investment Options

Market Value
Adjustment if you      You can transfer among Investment Options any time,
make a transfer or     subject to certain limitations, until your Annuity Date
withdrawal from a      without paying any current income tax. As of January 1,
Guaranteed             2002, and each calendar year thereafter, transfers are
Interest Option        limited to 25 for each calendar year. You can also make
before the end of      automatic transfers by enrolling in our dollar cost
its term. See          averaging, portfolio rebalancing, or earnings sweep
Appendix B for         programs. Some restrictions apply to transfers to and
details about how      from the Fixed Options.

we calculate the
Market Value           Withdrawals
Adjustment.            You can make full and partial withdrawals to supplement
                       your income or for other purposes. You can withdraw a

                    certain amount each year without paying a withdrawal
You'll find more       charge, but you may pay a withdrawal charge if you
about transfers        withdraw Investments that are less than seven years
and transfer           old. Some restrictions apply to making withdrawals from
limitations            the Fixed Options.
starting on page
21.                    In general, you may have to pay tax on withdrawals or

                       other distributions from your Contract. If you're under

                    age 59 1/2, a 10% federal penalty tax may also apply to
You'll find more       withdrawals.
about withdrawals
starting on page
39.


                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender

                    your Contract and receive a single payment or you can
You'll find more       annuitize your Contract and receive a series of income
about annuitization    payments.
starting on page
29.


                    You can choose fixed or variable annuity payments, or a
                       combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving

                    Annuitant whichever occurs first, during the
You'll find more       accumulation phase. Death benefit proceeds are payable
about the death        when we receive proof of death and payment
benefit starting on    instructions. To whom we pay a death benefit, and how
page 34.               we calculate the amount of the death benefit depends on

                       who dies first and the type of Contract you own.

                      ---------------------------------------------------------
Optional Riders        Enhanced Guaranteed Minimum Death Benefit Rider

                    The Enhanced Guaranteed Minimum Death Benefit Rider
Optional riders are    (EGMDBR) offers the potential for a larger death
subject to             benefit. You can buy the rider when you buy your
availability. Ask      Contract. You cannot buy the rider after you buy your
your registered        Contract.
representative
about their current
status.


                    Earnings Enhancement Guarantee (EEG) Rider
The Earnings           The optional Earnings Enhancement Guarantee (EEG) Rider
Enhancement            provides for an additional amount (EEG Amount) to be
Guarantee (EEG)        included in the death benefit proceeds when such
Rider, EEG Amount      proceeds become payable as a result of the Annuitant's
and EEG Charge are     death or first death of an Owner who is also an
called the             Annuitant. You may buy the EEG Rider on the Contract
Guaranteed Earnings    Date or on the first Contract Anniversary. For
Enhancement (GEE)      Contracts issued prior to May 1, 2001, the EEG Rider
Rider, GEE Amount      may be purchased on any Contract Anniversary through
and GEE Charge,        December 31, 2002.
respectively, in
the Contract's         If you buy the EEG Rider within 30 days after the
Rider.                 Contract Date or Contract Anniversary, we will make the

                       effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

                       Guaranteed Income Advantage (GIA) Rider

                       The Guaranteed Income Advantage Rider (GIA Rider) offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

                       Guaranteed Protection Advantage (GPA) Rider


                       The optional Guaranteed Protection Advantage Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the "Term"). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. Subject to certain limitations, you can buy the Guaranteed Protection Advantage Rider at any time during the Contract Year Anniversary. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

For information        . Contract Expenses are expenses that we deduct from
about how Separate       your Contract. These expenses are fixed under the
Account A and Fund       terms of your Contract. Premium taxes may also apply
expenses affect          to your Contract. We generally charge premium taxes
accumulation units,      when you annuitize your Contract, but there may be
see Financial            other times when we charge them to your Contract
Highlights on page       instead. Please see your Contract for details.
43.

                       . Separate Account A Annual Expenses are expenses that
                         we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                       . Pacific Select Fund Annual Expenses affect you
                         indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                      ---------------------------------------------------------

Contract Expenses     Sales charge on Investments                       none
                      Maximum withdrawal charge, as a percentage of
                      Investments                                       7.0%/1/
                      Withdrawal transaction fee (currently waived)   $15.00/2/
                      Transfer fee (currently waived)                 $15.00/3/
                      Annual Fee                                      $40.00/4/
                      Enhanced Death Benefit Annual Charge if you buy
                      the Enhanced Guaranteed
                       Minimum Death Benefit Rider (EGMDBR)
                      (calculated as a percentage of the Contract
                      Value)
                       If the age of the youngest Annuitant on your
                       Contract Date is 65 or younger                  0.10%/5/
                       If the age of the youngest Annuitant on your
                       Contract Date is 66 to 75                       0.30%/5/
                      Earnings Enhancement Guarantee (EEG) Rider Annual
                      Charge
                      (calculated as a percentage of Contract Value)   0.25%/6/
                      Guaranteed Income Advantage (GIA) Rider Annual
                      Charge
                      (calculated as a percentage of Contract Value)   0.30%/7/
                      Guaranteed Protection Advantage (GPA) Rider
                      Annual Charge (Guaranteed Protection Charge),
                      (calculated as a percentage of Contract Value)   0.10%/8/


                      ---------------------------------------------------------
Separate Account A    Mortality and Expense Risk Charge         1.25%/9/
Annual Expenses       Administrative Fee                        0.15%/9/
(as a percentage of                                             -----
the average daily     Total Separate Account A Annual Expenses  1.40%
Account Value)                                                  -----

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See
                           WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $15 for
                           any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                       /3/ In the future, we may charge a fee of up to $15 for
                           any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED - Transfers.

                       /4/ We deduct the Annual Fee on each Contract
                           Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

                       /5/ If you buy the Enhanced Guaranteed Minimum Death
                           Benefit Rider (EGMDBR), which is subject to state availability, we deduct this charge on each Contract Anniversary date that the rider is in effect and when you make a full withdrawal. See CHARGES, FEES AND DEDUCTIONS.

                       /6/ If you buy the EEG Rider (subject to state
                           availability), we deduct this charge
                           proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

                       /7/ If you buy the Guaranteed Income Advantage (GIA)
                           Rider, which is subject to state availability, we deduct this charge on each Contract Anniversary date and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider. See CHARGES, FEES AND DEDUCTIONS.

                       /8/ If you buy the Guaranteed Protection Advantage Rider
                           (subject to availability), we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination.


                       /9/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Fund's Portfolios and may vary from year to year. They

                    are not fixed and are not part of the terms of your
You'll find more       Contract. If you choose a Variable Investment Option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce Portfolio returns.
starting on page
12, and in the         Advisory Fee
Fund's Prospectus,     We are the investment adviser to the Fund. The Fund
which accompanies      pays an advisory fee to us for these services. The
this Prospectus.       table below shows the advisory fee as an annual

                   percentage of each Portfolio's average daily net
                       assets.

                       Other Expenses

                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.


                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.



                   ------------------------------------------------------------------------------------
                                                                                Less
                                            Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                fee      expenses amounts+ expenses reimbursement expenses
                   ------------------------------------------------------------------------------------
                                                    As an annual % of average daily net assets
                   Blue Chip/1/             0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/     1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/      1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/  0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/      0.65     0.05     --       0.70      --           0.70
                   International Large-Cap  1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/      1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/    1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/       1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology               1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications       1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/        0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/        0.65     0.04     0.02     0.71      --           0.71
                    (formerly called Equity Income)
                   Strategic Value          0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/             0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/            0.95     0.11     --       1.06      --           1.06
                   ------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS


                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly called REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   -------------------------------------------------------------------------------------


                       /1/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.


                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.


                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2001 because the portfolios started after December 31, 2001.




                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                    -----------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                     These examples assume the following:

                    . the Contract Value starts at $45,000

                    . the Investment Options have an annual return of 5%

                    . the Annual Fee is deducted even when the Contract Value
                      goes over $50,000 and a waiver would normally apply.

                    . our current program to reimburse to Pacific Select Fund
                      Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                     without Riders reflects the expenses you would pay if you did not buy any of the following optional Riders:
                     Earnings Enhancement Guaranteed Minimum Death Benefit Rider (EGMDBR), Earnings Enhancement Guarantee (EEG) Rider, Guaranteed Income Advantage (GIA) Rider, and Guaranteed Protection Advantage (GPA) Rider, collectively referred to below as "Riders". Riders may be subject to availability. Ask your registered representative about their current status.


                     with Riders reflects the maximum amount of expenses you would pay if you bought the optional combination of Riders whose cumulative expense totaled more than any other optional combination.


                     These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.


                  --------------------------------------------------------------------------------------------
                                                                                       Expenses if you did not
                                     Expenses if you           Expenses if you         annuitize or surrender,
                                     annuitized                surrendered             but left the money in
                                     your Contract ($)         your Contract ($)       your Contract ($)
                  --------------------------------------------------------------------------------------------
                  Variable Account   1 yr   3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                  --------------------------------------------------------------------------------------------
                  Blue Chip
                  without Riders      88      77   132   281    88   131   159   281   25     77   132    281
                  with Riders         98     106   179   372    98   160   206   372   35    106   179    372
                  --------------------------------------------------------------------------------------------
                  Aggressive Growth
                  without Riders      89      80   137   291    89   134   164   291   26     80   137    291
                  with Riders         99     109   184   381    99   163   211   381   36    109   184    381
                  --------------------------------------------------------------------------------------------
                  Emerging Markets
                  without Riders      91      87   148   311    91   141   175   311   28     87   148    311
                  with Riders        101     115   194   400   101   169   221   400   38    115   194    400
                  --------------------------------------------------------------------------------------------
                  Diversified Research
                  without Riders      88      76   129   275    88   130   156   275   25     76   129    275
                  with Riders         97     104   176   367    97   158   203   367   34    104   176    367
                  --------------------------------------------------------------------------------------------
                  Small-Cap Equity
                  without Riders      85      68   117   250    85   122   144   250   22     68   117    250
                  with Riders         95      97   164   344    95   151   191   344   32     97   164    344
                  --------------------------------------------------------------------------------------------
                  International Large-Cap
                  without Riders      90      82   139   295    90   136   166   295   27     82   139    295
                  with Riders         99     110   186   385    99   164   213   385   36    110   186    385
                  --------------------------------------------------------------------------------------------
                  I-Net Tollkeeper
                  without Riders      93      91   155   327    93   145   182   327   30     91   155    327
                  with Riders        102     120   201   414   102   174   228   414   39    120   201    414
                  --------------------------------------------------------------------------------------------
                  Financial Services
                  without Riders      90      83   142   301    90   137   169   301   27     83   142    301
                  with Riders        100     112   189   390   100   166   216   390   37    112   189    390
                  --------------------------------------------------------------------------------------------
                  Health Sciences
                  without Riders      90      83   142   301    90   137   169   301   27     83   142    301
                  with Riders        100     112   189   390   100   166   216   390   37    112   189    390
                  --------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS



                  ------------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                  ------------------------------------------------------------------------------------------
                  Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                  ------------------------------------------------------------------------------------------
                  Technology
                  without Riders      90    83   142   301    90   137   169   301   27     83   142    301
                  with Riders        100   112   189   390   100   166   216   390   37    112   189    390
                  ----------------------------------------------------------------------------------------
                  Telecommunications
                  without Riders      90    84   143   302    90   138   170   302   27     84   143    302
                  with Riders        100   112   189   391   100   166   216   391   37    112   189    391
                  ----------------------------------------------------------------------------------------
                  Multi-Strategy
                  without Riders      85    68   117   250    85   122   144   250   22     68   117    250
                  with Riders         95    97   164   344    95   151   191   344   32     97   164    344
                  ----------------------------------------------------------------------------------------
                  Large-Cap Core (formerly called Equity Income)
                  without Riders      85    68   117   250    85   122   144   250   22     68   117    250
                  with Riders         95    97   164   344    95   151   191   344   32     97   164    344
                  ----------------------------------------------------------------------------------------
                  Strategic Value
                  without Riders      89    79   135   286    89   133   162   286   26     79   135    286
                  with Riders         98   107   182   377    98   161   209   377   35    107   182    377
                  ----------------------------------------------------------------------------------------
                  Growth LT
                  without Riders      86    71   122   260    86   125   149   260   23     71   122    260
                  with Riders         96   100   169   353    96   154   196   353   33    100   169    353
                  ----------------------------------------------------------------------------------------
                  Focused 30
                  without Riders      89    79   135   286    89   133   162   286   26     79   135    286
                  with Riders         98   107   182   377    98   161   209   377   35    107   182    377
                  ----------------------------------------------------------------------------------------
                  Mid-Cap Value
                  without Riders      87    74   127   270    87   128   154   270   24     74   127    270
                  with Riders         97   103   174   362    97   157   201   362   34    103   174    362
                  ----------------------------------------------------------------------------------------
                  International Value
                  without Riders      89    75   129   274    89   129   156   274   26     75   129    274
                  with Riders         99   104   176   366    99   158   203   366   36    104   176    366
                  ----------------------------------------------------------------------------------------
                  Capital Opportunities
                  without Riders      89    75   128   272    89   129   155   272   26     75   128    272
                  with Riders         99   103   175   364    99   157   202   364   36    103   175    364
                  ----------------------------------------------------------------------------------------
                  Mid-Cap Growth
                  without Riders      88    77   132   281    88   131   159   281   25     77   132    281
                  with Riders         98   106   179   372    98   160   206   372   35    106   179    372
                  ----------------------------------------------------------------------------------------
                  Global Growth
                  without Riders      96   100   169   354    96   154   196   354   33    100   169    354
                  with Riders        105   128   215   438   105   182   242   438   42    128   215    438
                  ----------------------------------------------------------------------------------------
                  Equity Index
                  without Riders      81    56    96   208    81   110   123   208   18     56    96    208
                  with Riders         91    85   145   306    91   139   172   306   28     85   145    306
                  ----------------------------------------------------------------------------------------
                  Small-Cap Index
                  without Riders      84    64   110   237    84   118   137   237   21     64   110    237
                  with Riders         94    93   158   333    94   147   185   333   31     93   158    333
                  ----------------------------------------------------------------------------------------
                  Real Estate (formerly called REIT)
                  without Riders      90    82   140   296    90   136   167   296   27     82   140    296
                  with Riders         99   110   186   386    99   164   213   386   36    110   186    386
                  ----------------------------------------------------------------------------------------
                  Inflation Managed
                  without Riders      85    67   115   247    85   121   142   247   22     67   115    247
                  with Riders         94    96   163   341    94   150   190   341   31     96   163    341
                  ----------------------------------------------------------------------------------------
                  Managed Bond
                  without Riders      85    67   114   244    85   121   141   244   22     67   114    244
                  with Riders         94    95   162   339    94   149   189   339   31     95   162    339
                  ----------------------------------------------------------------------------------------
                  Money Market
                  without Riders      82    58   100   215    82   112   127   215   19     58   100    215
                  with Riders         91    87   148   313    91   141   175   313   28     87   148    313
                  ----------------------------------------------------------------------------------------
                  High Yield Bond
                  without Riders      84    66   113   243    84   120   140   243   21     66   113    243
                  with Riders         94    95   161   338    94   149   188   338   31     95   161    338
                  ----------------------------------------------------------------------------------------
                  Equity Income
                  without Riders      89    79   135   286    89   133   162   286   26     79   135    286
                  with Riders         98   107   182   377    98   161   209   377   35    107   182    377
                  ----------------------------------------------------------------------------------------
                  Research
                  without Riders      89    80   137   291    89   134   164   291   26     80   137    291
                  with Riders         99   109   184   381    99   163   211   381   36    109   184    381
                  ----------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                  ------------------------------------------------------------------------------------------
                  Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                  ------------------------------------------------------------------------------------------
                  Equity
                  without Riders      85    68   117   251    85   122   144   251   22     68   117    251
                  with Riders         95    97   165   345    95   151   192   345   32     97   165    345
                  ------------------------------------------------------------------------------------------
                  Aggressive Equity
                  without Riders      87    73   126   268    87   127   153   268   24     73   126    268
                  with Riders         97   102   173   360    97   156   200   360   34    102   173    360
                  ------------------------------------------------------------------------------------------
                  Large-Cap Value
                  without Riders      87    74   126   269    87   128   153   269   24     74   126    269
                  with Riders         97   102   174   361    97   156   201   361   34    102   174    361
                  ------------------------------------------------------------------------------------------


                     The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes may also be applicable. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.



PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging                 Long-term growth of       Equity securities of companies that    Alliance Capital
 Markets                 capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of smaller           Capital Guardian
                         capital.                  companies.                             Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net                    Long-term growth of       Equity securities of companies which   Goldman Sachs
 Tollkeeper              capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial                Long-term growth of       Equity securities in the financial     INVESCO
 Services                capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health                   Long-term growth of       Equity securities in the health        INVESCO
 Sciences                capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly               capital and income.       paying U.S. companies.                 Investment
 called                                                                                   Management Inc.
 Equity Income)

Strategic                Long-term growth of       Equity securities with the potential   Janus Capital
 Value                   capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC

PORTFOLIO              INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                 MAIN INVESTMENTS                       MANAGER

Mid-Cap Value          Capital appreciation.     Equity securities of medium-sized U.S.   Lazard Asset
                                                 companies believed to be undervalued.    Management

International Value    Long-term capital         Equity securities of relatively large    Lazard Asset
                       appreciation primarily    companies located in developed           Management
                       through investment in     countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of       Equity securities with the potential     MFS Investment
                       capital.                  for long-term growth of capital.         Management

Mid-Cap Growth         Long-term growth of       Equity securities of medium-sized        MFS Investment
                       capital.                  companies believed to have above-        Management
                                                 average growth potential.

Global Growth          Long-term growth of       Equity securities of any size located    MFS Investment
                       capital.                  within and outside of the U.S.           Management

Equity Index           Investment results that   Equity securities of companies that      Mercury Advisors
                       correspond to the total   are included in or representative of
                       return of common stocks   the Standard & Poor's 500 Composite
                       publicly traded in the    Stock Price Index (including
                       U.S.                      derivatives).

Small-Cap              Investment results that   Equity securities of small companies     Mercury Advisors
 Index                 correspond to the total   that are included in or representative
                       return of an index of     of the Russell 2000 Index (including
                       small capitalization      derivatives).
                       companies.

Real Estate            Current income and long-  Equity securities of companies in the    Morgan Stanley Asset
 (formerly             term capital              U.S. real estate industry, including     Management
 called REIT)          appreciation.             real estate investment trusts (REITs)
                                                 and real estate operating companies
                                                 (REOCs).

Inflation              Maximize total return     Inflation-indexed bonds of varying       Pacific Investment
 Managed               consistent with prudent   maturities issued by the U.S. and non    Management Company LLC
                       investment management.    U.S. governments, their agencies and
                                                 government sponsored enterprises, and
                                                 corporations, forward contracts and
                                                 derivative instruments relating to
                                                 such securities.

Managed Bond           Maximize total return     Medium and high-quality fixed income     Pacific Investment
                       consistent with prudent   securities with varying terms to         Management Company LLC
                       investment management.    maturity and derivatives relating to
                                                 such securities or related indices.

Money Market           Current income consistent Highest quality money market             Pacific Life
                       with preservation of      instruments believed to have limited
                       capital.                  credit risk.

High Yield             High level of current     Fixed income securities with lower and   Pacific Life
 Bond                  income.                   medium-quality credit ratings and
                                                 intermediate to long terms to
                                                 maturity.

Equity Income          Current income. (Capital  Equity securities of large U.S.          Putnam Investment
                       growth is of secondary    companies with a focus on income-        Management, LLC
                       importance.)              producing securities believed to be
                                                 undervalued by the market.

Research               Long-term growth of       Equity securities of large U.S.          Putnam Investment
                       capital.                  companies with potential for capital     Management, LLC
                                                 appreciation.

Equity                 Capital appreciation.     Equity securities of large U.S.          Putnam Investment
                       (Current income is of     growth-oriented companies.               Management, LLC
                       secondary importance.)

Aggressive             Capital appreciation.     Equity securities of small and medium-   Putnam Investment
 Equity                                          sized companies.                         Management, LLC

Large-Cap              Long-term growth of       Equity securities of large companies.    Salomon Brothers Asset
 Value                 capital. (Current income                                           Management Inc
                       is of secondary
                       importance.)

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 31 of the Portfolios.


Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes; data that do not reflect these charges may show more favorable performance.


The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.


You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any Investments we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
(Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) (subject to state availability) at the time your application is completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant's age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant's age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

The EGMDBR may only be purchased on the Contract Date and will remain in effect until the earlier of:


  . the full withdrawal of the amount available for withdrawal under the Contract,


  .  a death benefit becomes payable under the Contract,


  . any termination of the Contract in accordance with the provisions of the Contract, or


  .  the Annuity Date.


The EGMDBR may not otherwise be cancelled. The EGMDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)



You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, you may purchase the EEG Rider on any Contract Anniversary through December 31, 2002. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the Effective Date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider.


You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:


  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,


  .  the date a death benefit becomes payable under the Contract,


  . the date the Contract is terminated in accordance with the provisions of the Contract, or


  .  the Annuity Date.


The EEG Rider may not otherwise be cancelled.


Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

Subject to state availability, you may purchase the GIA Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

  . a full withdrawal of the amount available for withdrawal under the Contract,


  . a death benefit becomes payable under the Contract,


  . any termination of the Contract in accordance with the terms of the Contract,

  . the Annuity Date, or


  . termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider to coincide with that Contract Date or Contract Anniversary.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)


You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:


  .  the age of each Annuitant is 80 years or younger on the date of purchase,


  . the date of the purchase is at least 10 years prior to your selected Annuity Date, and


  . you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.


If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. If you purchase the Rider 60 days or more after the Contract Date or the Contract Anniversary, the Effective Date of the Rider will be the next Contract Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the "Term") beginning on the Effective Date of the Rider.


On the last day of a Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the "Guaranteed Protection Amount"). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.


The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:


  (a) is the Contract Value at the start of a Term,


  (b) is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during a Term,


  (c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.



--------------------------------------------------------------------------------
Contract Year Since                  Percentage of Purchase Payment
Beginning of Current Term            Added to Guaranteed Protection Amount
--------------------------------------------------------------------------------
1 through 4                                            100%
5                                                       90%
6                                                       85%
7                                                       80%
8 through 10                                            75%
--------------------------------------------------------------------------------


For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of a Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.


No additional amount will be made if the Contract Value on the last day of the Term is greater than the Guaranteed Protection Amount.


On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:


  . all Annuitant(s) are 80 years or younger at the start of the new Term, and


  .  the new Term does not extend beyond your selected Annuity Date.


If you elect to terminate the Rider, the termination will be effective the day immediately following the end of the Term.


The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:


  .  the end of a Term, or


  . the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,


  . the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,


  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,


  . the date of first death of an Owner or the date of death of the last surviving Annuitant,


  . the date the Contract is terminated in accordance with the provisions of the Contract,


  .  the Annuity Date.


If the Owner dies during a Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date.


The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.


Information About the Optional Riders, IRAs and Other Qualified Contracts


There are special considerations for purchases of any optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.


Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the SDBR are not incidental.


In addition, to the extent that the optional death benefit riders alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.


Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment



Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:


  .  by personal check, drawn on a U.S. bank,


  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,


  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,


  . by cashier's check of less than $10,000 for non-qualified transfers, both 1035s and mutual fund/bank CD transfers, that are requested by Pacific Life,


  . by third party check, when there is a clear connection of the third party to the underlying transaction, and


  .  wire transfers that originate in U.S. banks.


We will not accept Investments in the following forms:


  .  cash,


  .  credit card or check drawn against a credit card account,


  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,


  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,


  . third party check, if there is not a clear connection of the third party to the underlying transaction, and


  .  wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.


                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 33 of the Subaccounts, the GIOs, the Fixed Option and, if available in your state of issue, if you elect DCA Plus, the DCA Plus Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.


Portfolio Optimization


Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.


Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as "mean-variance optimization." This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.


If you select a Portfolio Optimization model, your initial purchase payment (in the case of a new application) or contract value, as applicable, will be allocated to the investment options according to the model you select. Subsequent purchase payments, if allowed under your contract, will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your purchase payment or contract value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. Unless you provide written authorization, we will not automatically adjust your contract value among investment options to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone or electronic instructions, provided a valid telephone/electronic authorization is on file with us.


If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the investment options within your model. To enroll in Portfolio Optimization, you must submit to us, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment contained in the Investment Policy Statement. The Investment Policy Statement describes the Portfolio Optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the Investor Profile Questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the Portfolio Optimization service at any time.

Information concerning the models is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the portfolios in each of the 5 portfolio models are described in the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.




------------------------------------------------------------------------------------------------------
                                           Investor Profile
------------------------------------------------------------------------------------------------------
     Model A          Model B             Model C              Model D              Model E
------------------------------------------------------------------------------------------------------
  You are         Your focus is on You want the          You want an         You are an aggressive
  looking for a   keeping pace     opportunity for long- investment that is  investor and can
  relatively      with inflation.  term moderate growth. geared for growth   tolerate short-term
  stable          Income                                 and are willing to  market swings.
  investment and  generating                             accept above
  require         investment and                         average risk.
  investments     capital
  that generate   appreciation are
  some level of   desired.
  income.
------------------------------------------------------------------------------------------------------
  Shorter Investment Horizon                                             Longer Investment Horizon
------------------------------------------------------------------------------------------------------
                                          Investor Objective
------------------------------------------------------------------------------------------------------
  Primarily       Moderate Growth  Steady growth in      Moderately high     High growth in asset
  preservation                     asset values          growth in asset     values
  of capital                                             values
------------------------------------------------------------------------------------------------------
                                         Risk Characteristics
------------------------------------------------------------------------------------------------------
  There may be    There may be     There will probably   There will probably There will probably
  some losses in  some losses in   be some losses in the be some losses in   be some losses in the
  the values of   the values of    values of the         the values of the   values of the
  the investment  the investment   underlying            underlying          underlying
  as asset        from year to     investments from year investments from    investments from year
  values          year.            to year. Fluctuations year to year. Some  to year. Some these
  fluctuate.                       in value should be    of these might be   might be large, but
                                   less than those of    large, but the      the overall
                                   the overall stock     overall             fluctuations in asset
                                   markets.              fluctuations in     values should be less
                                                         asset values should than those of the
                                                         be less than those  U.S. stock market.
                                                         of the U.S. stock
                                                         market.
------------------------------------------------------------------------------------------------------
  Lower Risk                                                                           Higher Risk
------------------------------------------------------------------------------------------------------
                                         Asset Class Breakdown
------------------------------------------------------------------------------------------------------
  Cash      30%   Cash      16%    Cash       6%         Bonds      20%      Bonds          4%
------------------------------------------------------------------------------------------------------
                                                         Domestic            Domestic
  Bonds     47%   Bonds       42%  Bonds      34%        Stocks     56%      Stocks        63%
------------------------------------------------------------------------------------------------------
  Domestic        Domestic         Domestic
  Stocks    17%   Stocks      30%  Stocks     44%        Real Estate 3%      Real Estate    5%
------------------------------------------------------------------------------------------------------
  Inter-
  national        International    International         International       International
  Stocks    6%    Stocks      12%  Stocks     16%        Stocks     21%      Stocks        28%
------------------------------------------------------------------------------------------------------
  Less Volatile                                                         More Volatile
------------------------------------------------------------------------------------------------------

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.


Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. However, as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.


For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option, the DCA Fixed Option and GIOs. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

  . not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and


  . not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.


We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Automatic Transfer Options

We offer four automatic transfer options: DCA Plus, dollar cost averaging, portfolio rebalancing and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values. The DCA Plus program can also be used in conjunction with an asset allocation program to qualify for the Guaranteed Protection Advantage Rider.

Prior to the Annuity Date, you may allocate all or a portion of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 6 months and a period of 6 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

  Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $8,367.93.

  On July 1, your DCA Plus Fixed Option Value has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Investments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Investment allocation.

  Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Investment allocation instructions. If we receive any additional Investments after your DCA Plus ends and you have not changed your Investment allocation instructions, the portion of additional Investments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular Investments instead of in a single Investment. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. The DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:


  . amounts annuitized after the first Contract Year,


  . payments of death benefits,


  . subject to state variations, withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,


  . subject to medical evidence satisfactory to us, after the first Contract
    Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.


See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

        "Age" of Payment                                  Withdrawal
            in Years                                        Charge
        ----------------                                  ----------
           1............................................      7%
           2............................................      7%
           3............................................      6%
           4............................................      5%
           5............................................      3%
           6............................................      1%
           7 or more....................................      0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Purchase Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers section in this Prospectus. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers and GIOs sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred.
For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets. This charge may not be increased for the duration of your Contract.


The Risk Charge will stop at annuitization if you select a fixed annuity. The Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) Annual Charge (Optional Rider)


If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider, we charge an annual Enhanced Death Benefit Charge which is described under PURCHASING YOUR CONTRACT--Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) (Optional) section in this Prospectus.

Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)


If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (EEG Charge) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earning Enhancement Guarantee (EEG) Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract's Rider.


We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from the Fixed Option, DCA Plus Fixed Option, and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.


Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)


If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.


We will deduct the GIA Charge from your Investment Options on a proportionate basis:

  . on each Contract Anniversary the GIA Rider remains in effect,


  . on the Annuity Date, if the GIA Rider is still in effect, and


  . when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option, the DCA Plus Fixed Option and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.


Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)


If you purchase the Guaranteed Protection Advantage Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.


Any portion of the Guaranteed Protection Charge we deduct from the Fixed Option, DCA Plus Fixed Option, and the Guaranteed Interest Options (GIOs) will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).


Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee, any Enhanced Death Benefit Charge, any EEG Charge, any GIA Charge, and any Guaranteed Protection Charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.


Choosing Your Annuity Date


You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet Internal Revenue Service (IRS) minimum distribution rules your required minimum distribution date may be earlier than your Annuity Date; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS section in this Prospectus.






You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.


For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant's Required Beginning Date ("RBD"), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under
Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.


If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the "Qualified Plan Death of Annuitant Distribution Rules" below. Life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.


The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.


The IRS issued revised proposed Regulations. Effective January 1, 2002, the IRS proposes to require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Distribution Table to calculate their Required Minimum Distributions.


The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.


The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.


For calendar year 2001 and thereafter, taxpayers (and the underlying Qualified
Plan) may rely on either the revised proposed Regulations (discussed above) or the earlier proposed Regulations. If any future guidance from the IRS is more restrictive that the guidance in these revised proposed Regulations, the future guidance will be issued without retroactive effect.




Under the earlier proposed Regulations, for retirement plans that qualify under
Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:


  . no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and


  . must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.


Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.


If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and/or charges for premium taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.


Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.


  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.


Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below.

1. Guaranteed Income Base--If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

   If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA was elected, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs to the Contract Value immediately prior to the withdrawal.

  The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day's Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:


  . the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,


  . a full withdrawal of the amount available for withdrawal under the Contract,


  . a death benefit becomes payable under the Contract,


  . any termination of the Contract in accordance with the provisions of the Contract,


  . the Annuity Date, or


  . termination of the GIA Rider.

On the Annuity Date, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

2. Enhanced Income Base--The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

  . the Net Contract Value on the Annuity Date, less


  . the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.


  On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

  . 15 years or More Period Certain,


  . Life,


  . Joint and Survivor Life, or


  . Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.


Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT section.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.


The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.


Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death or, if allowed by applicable law, a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner or Contingent Owner, if living; if not, the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.


Spousal Continuation

Generally, a sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. However, under proposed Regulations, after the Owner's death, it is possible that a spouse may not be treated as the Owner of a Qualified Contract which is qualified pursuant to section 403 of the Code, for purposes of applying the minimum required distribution rules of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner's spouse, may not continue the Contract.




If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan which is qualified pursuant to Section 401, 403, or 457(b) of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be:


  . the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or


  . the Contract Value less any Annual Fee, any Enhanced Death Benefit Charge,
    EEG Charge, Guaranteed Protection Charge, and any withdrawal transaction fee, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution.


The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457(b) of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient in accordance to one of two rules. One rule generally requires the death benefit to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant's death and continue over the life of his or her Beneficiary (the "life expectancy method"). The second rule requires distribution of the entire death benefit no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls (the "five-year rule").


However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:


  . December 31 of the year following the year the Annuitant died, or


  . December 31 of the year in which the Annuitant would have turned 70 1/2.


Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 , the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.


If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.



Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:


  . your Contract Value as of that day, or


  . your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.


We calculate the Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:


First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a "Milestone Date"). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant's 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant's 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by:

  . adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and


  . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.


Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

If at the time your application is completed, you purchase the EGMDBR (subject to state availability), the Death Benefit Amounts stated above are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:


  . your Contract Value as of that day, or


  . your aggregate Purchase Payments less an adjusted amount for each withdrawal, including withdrawal charges and MVAs, increased at an effective annual rate of 6% (and subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges and MVAs).


    The 6% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.000159654 to each day's balance. The 6% effective annual rate of growth will stop accruing as of the earlier of:


   . the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday,


   . the date of death of the sole Annuitant, or


   . the Annuity Date.


    To determine the adjusted amount for each withdrawal we:


     . divide the amount of each withdrawal, including withdrawal charges and MVAs, by your contract value immediately before that withdrawal, and


     . then multiply the result by your Death Benefit Amount (as described above), immediately before that withdrawal.


The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:


First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date."

We then adjust the Death Benefit Amount for each Milestone Date by:

  . adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and


  . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.


The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any actual Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount), is added to the death benefit proceeds when such proceeds become payable as a result of the sole or last Annuitant's Death or first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in your Contract's Rider.


The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:


  . 40% of Earnings, or


  . 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.


If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:


  . 25% of Earnings, or


  . 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

  (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

    . the Initial Purchase Payments, plus


    . any additional Purchase Payments added, minus


    . the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.


  (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

    . the Contract Value on the Effective Date, plus


    . any additional Purchase Payments added since the Effective Date of the Rider, minus


    . the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.


If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of Annuitant

Upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of:


  . the Death Benefit Amount as of the Notice Date, or, if applicable,


  . the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, if greater.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to any Owner and any Joint Owner, if living; if not, to any Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.


If the owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living, if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of:


  . your Death Benefit Amount as of the Notice Date, or


  . the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above.



If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and MVAs.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers, and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any EEG Charge, any Guaranteed Protection Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes, and after application of the MVA, if appropriate. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.


You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:


  . severance from employment,


  . death,


  . disability as defined in Section 72(m)(7) of the Code,


  . reaching age 59 1/2, or


  . hardship as defined for purposes of Section 401 of the Code.


These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.


Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.


Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value based upon the next determined Accumulated Unit Value ("AUV") after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. If we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS--Waivers and Reduced Charges section in this Prospectus, and you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.


There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2001, we had over $124.8 billion of individual life insurance in force and total admitted assets of $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.


The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.


We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2001 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2001.



                                                                2001        2000       1999       1998      1997     1996
-------------------------------------------------------------------------------------------------------------------------
Blue Chip/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $8.03        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period     19,099,383        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $7.91        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      2,897,951        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period                     $6.43     $10.14      $6.70      $9.28     $9.57  $10.00
Subaccount Unit Value as of December 31                          $5.79      $6.43     $10.14      $6.70     $9.28   $9.57
Number of Subaccount  Units outstanding at end of period     7,852,984  8,225,853  6,758,343  3,975,851 1,342,086 240,607
-------------------------------------------------------------------------------------------------------------------------
Diversified Research/2/
Subaccount Unit Value at beginning of period                    $10.87     $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                         $10.42     $10.87        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      6,018,484  4,671,588        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity/3/
Subaccount Unit Value at beginning of period                    $17.60     $23.01     $17.98        N/A       N/A     N/A
Subaccount Unit Value as of December 31                         $16.92     $17.60     $23.01        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      4,724,501  5,207,769    837,054        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
International Large-Cap/2/
Subaccount Unit Value at beginning of period                     $7.74     $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $6.24      $7.74        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period     24,033,715 16,119,405        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper/4/
Subaccount Unit Value at beginning of period                     $6.72     $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $4.38      $6.72        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      4,719,596  5,473,395        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Financial Services/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $9.14        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      1,422,507        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Health Sciences/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $9.10        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      2,092,867        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Technology/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $5.82        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      2,183,699        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Telecommunications/1/
Subaccount Unit Value at beginning of period                    $10.00        N/A        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $5.25        N/A        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period        685,717        N/A        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at beginning of period                    $15.91     $16.01     $15.17     $13.01    $11.03  $10.00
Subaccount Unit Value as of December 31                         $15.50     $15.91     $16.01     $15.17    $13.01  $11.03
Number of Subaccount Units outstanding at end of period     12,389,066 12,843,499 12,744,327  8,073,603 1,830,504 294,936
-------------------------------------------------------------------------------------------------------------------------
Large-Cap Core (formerly called Equity Income)
Subaccount Unit Value at beginning of period                    $18.60     $20.22     $18.10     $14.78    $11.66  $10.00
Subaccount Unit Value as of December 31                         $16.71     $18.60     $20.22     $18.10    $14.78  $11.66
Number of Subaccount Units outstanding at end of period     20,507,327 32,058,370 26,156,874 14,764,834 4,189,318 743,123
-------------------------------------------------------------------------------------------------------------------------
Strategic Value/5/
Subaccount Unit Value at beginning of period                     $9.75     $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                          $8.66      $9.75        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period      2,178,943  1,347,212        N/A        N/A       N/A     N/A
-------------------------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at beginning of period                    $29.92     $38.74     $19.84     $12.71    $11.61  $10.00
Subaccount Unit Value as of December 31                         $20.78     $29.92     $38.74     $19.84    $12.71  $11.61
Number of Subaccount Units outstanding at end of period     28,200,043 32,677,987 24,739,519 10,966,264 3,826,332 950,317
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              2001       2000       1999       1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------
Focused 30/5/
Subaccount Unit Value at beginning of period                    $8.23     $10.00        N/A        N/A       N/A       N/A
Subaccount Unit Value as of December 31                         $7.03      $8.23        N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                         1,899,802  1,969,500        N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value/6/
Subaccount Unit Value at beginning of period                   $12.78     $10.38     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                        $14.28     $12.78     $10.38        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                        16,063,739 11,314,553  3,539,541        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at beginning of period                   $14.06     $16.10     $13.29     $12.76    $11.84    $10.00
Subaccount Unit Value as of December 31                        $10.83     $14.06     $16.10     $13.29    $12.76    $11.84
Number of Subaccount
 Units outstanding at end of period                        27,830,940 34,358,474 30,366,865 15,066,242 5,292,436 1,312,817
--------------------------------------------------------------------------------------------------------------------------
Capital Opportunities/1/
Subaccount Unit Value at beginning of period                   $10.00        N/A        N/A        N/A       N/A       N/A
Subaccount Unit Value as of December 31                         $8.33        N/A        N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                         4,987,959        N/A        N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth/1/
Subaccount Unit Value at beginning of period                  $10.00        N/A        N/A        N/A       N/A       N/A
Subaccount Unit Value as of December 31                        $8.01        N/A        N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                        2,269,327        N/A        N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Global Growth/1/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A        N/A       N/A       N/A
Subaccount Unit Value as of December 31                       $8.38        N/A        N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                         458,883        N/A        N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at beginning of period                 $21.14     $23.64     $19.88     $15.69    $11.97    $10.00
Subaccount Unit Value as of December 31                      $18.32     $21.14     $23.64     $19.88    $15.69    $11.97
Number of Subaccount
 Units outstanding at end of period                      26,521,065 34,504,075 28,123,841 15,518,412 4,460,482   757,175
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Index/6/
Subaccount Unit Value at beginning of period                 $11.19     $11.77     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $11.22     $11.19     $11.77        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                       4,911,139  5,321,131  3,538,845        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Real Estate (formerly called REIT)/6/
Subaccount Unit Value at beginning of period                 $12.91      $9.86     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $13.82     $12.91      $9.86        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                       4,618,797  4,442,265  1,859,366        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------
Inflation Managed
Subaccount Unit Value at beginning of period                $12.58     $11.41     $11.80     $10.95    $10.14    $10.00
Subaccount Unit Value as of December 31                     $12.94     $12.58     $11.41     $11.80    $10.95    $10.14
Number of Subaccount
 Units outstanding at end of period                     13,897,811 17,179,920 13,720,231  4,543,208 1,506,839   673,682
--------------------------------------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning of period                $12.76     $11.60     $11.99     $11.14    $10.27    $10.00
Subaccount Unit Value as of December 31                     $13.50     $12.76     $11.60     $11.99    $11.14    $10.27
Number of Subaccount
 Units outstanding at end of period                     50,452,819 42,510,009 31,653,501 16,897,325 4,434,069   742,041
--------------------------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning of period                $12.10     $11.55     $11.16     $10.75    $10.36    $10.00
Subaccount Unit Value as of December 31                     $12.39     $12.10     $11.55     $11.16    $10.75    $10.36
Number of Subaccount
 Units outstanding at end of period                     31,599,970 33,992,524 27,967,969 14,823,792 3,041,495 1,478,808
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning of period                $11.52     $12.13     $11.95     $11.83    $10.96    $10.00
Subaccount Unit Value as of December 31                     $11.51     $11.52     $12.13     $11.95    $11.83    $10.96
Number of Subaccount
 Units outstanding at end of period                     11,510,008 11,695,713 11,078,968  7,396,859 2,702,260   630,637
--------------------------------------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning of period                $19.01     $25.76     $18.85     $14.68    $12.59    $10.00
Subaccount Unit Value as of December 31                     $14.66     $19.01     $25.76     $18.85    $14.68    $12.59
Number of Subaccount
 Units outstanding at end of period                     13,689,954 17,310,865 12,292,054  6,695,038 1,983,738   453,223
--------------------------------------------------------------------------------------------------------------------------
Aggressive Equity
Subaccount Unit Value at beginning of period                $11.92     $15.31     $12.19     $10.92    $10.67    $10.00
Subaccount Unit Value as of December 31                      $9.73     $11.92     $15.31     $12.19    $10.92    $10.67
Number of Subaccount
 Units outstanding at end of period                      9,654,622 12,691,264 11,134,505  5,808,703 1,711,363   387,987
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Value/6/
Subaccount Unit Value at beginning of period                $12.49     $10.99     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                     $11.87     $12.49     $10.99        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at end of period                     25,206,629  9,783,552  5,648,927        N/A       N/A       N/A
--------------------------------------------------------------------------------------------------------------------------


The Equity Income and Research Subaccounts began operations on January 2, 2002 and are not included in the Financial Highlights.


/1/This Subaccount began operations on January 2, 2001.


/2/This Subaccount began operations on January 3, 2000.


/3/This Subaccount began operations on October 1, 1999.


/4/This Subaccount began operations on May 1, 2000.


/5/This Subaccount began operations on October 2, 2000.


/6/This Subaccount began operations on January 4, 1999.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code
(Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.


Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

  . made on or after the date you reach age 59 1/2,


  . made by a Beneficiary after your death,


  . attributable to your becoming disabled, or


  . in the form of level annuity payments under a lifetime annuity, or


  . any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.


Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).


Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider (EGMDBR and/or EEG) are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.


As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.


Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth
IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.


To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.


The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.



Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.


Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner's spouse.


Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.


The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or

Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your contract value.


Individual Retirement Annuities ("IRAs")

In addition to "traditional" IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional Plans. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:


Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:


  . distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,


  . certain higher education expenses,


  . used to pay for certain health insurance premiums or medical expenses, and


  . costs related to the purchase of your first home.


Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.


SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans") is a relatively new type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual's employer under Code Section

408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.


Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.



Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship.
Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.




Section 457(b) Non-Qualified Deferred Compensation Plans


Government Entity



Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.


Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.



401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision


Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.


Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract which is:


  . not subject to Title 1 of ERISA,


  . issued under Section 403(b) of the Code, and


  . permits loans under its terms (a "Loan Eligible Plan"), you may request a loan from us, using your Contract Value as your only security.


You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.


Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.


Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.


In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value,


  . 100% of your Contract Value excluding your GIO Value, or


  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.



Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.


You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount due will be returned to you, unless otherwise required by law.


If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:


  . attainment of age 59 1/2,


  . severance from employment,

  . death,


  . disability, and


  . financial hardship (with respect to contributions only, not income or earnings on those contributions).


If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.


Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:


  . the distributee directs the transfer of such amounts in cash to another
    Qualified Plan or a Traditional IRA, or


  . the payment is a minimum distribution required under the Code.


The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:


  . your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by


  . the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.


Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary in writing before a notary or plan official. If you leave no surviving Beneficiary, your estate may receive any death benefit proceeds under your Contract.


Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account as under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:


  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:


  Pacific Life Insurance Company



  1111 South Arroyo Parkway, Suite 205

  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.


We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.


Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs; death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT section of this Prospectus for more details.


Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.



Financial Statements


The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to ten years. The Fixed Option, DCA Plus Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your

Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Investment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends 6 months from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

  . the end of the Guarantee Term,


  . the day on which the DCA Plus Fixed Option Value is zero,


  . the Annuity Date, or


  . the day on which death benefit proceeds become payable.


We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

  Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:


  . renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,


  . transfer all or part of that Account Value to another Investment Option, and/or


  .  withdraw all or part of that Account Value.


Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.


Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions section of this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

We currently waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also currently waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. as of January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.


DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited transfers or withdrawals from your GIOs during any Contract Year. However as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year, as described under HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers section of this Prospectus.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes, including any taxes required for withholding.


The MVA is not applied to:


  . amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes,


  .  the amount of death benefit proceeds, and


  . subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.


The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

TERMS USED IN THIS PROSPECTUS


Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option, the Fixed Option or to a GIO.

Annual Fee - A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.


Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.


Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Option Value, GIO Value and the Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option - If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the "Guaranteed Interest Rate"), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value - The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option - If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value - The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value - The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term - The period during which an amount you allocate to the Fixed Option or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

TERMS USED IN THIS PROSPECTUS


Guaranteed Interest Option ("GIO") - If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option - A Subaccount, the Fixed Option, the DCA Plus Fixed Option or a GIO offered under the Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Market Value Adjustment ("MVA") - The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") ("Investment") - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.


Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Select Distributors, Inc. (PSD)..................................   7

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14

FINANCIAL STATEMENTS.......................................................  14

INDEPENDENT AUDITORS.......................................................  14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Massachusetts:

You may not make additional Investments after your first Investment.


If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Oregon:

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Investments only during your first Contract Year.


For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

                                  APPENDIX B:

                            MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA = W x [(J - I) x (N/12)] where:

  (W) is the amount to be annuitized, withdrawn or transferred from the GIO.

  (J) is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of "years remaining" in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the "years remaining" will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the "years remaining", plus 1.0%);

  (I) is the Guaranteed Interest Rate applicable to the GIO; and

  (N) is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

  3. The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01- $11,089.97).

  5. No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. "J" is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA= ($12,061.01) x [( 7.75% - 5.5%) x (30/12)]

   = $678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. "J" is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA = ($12,061.01) x [(9.25% - 5.5%) x (30/12)]

    = $1,130.72 (representing a positive amount to be subtracted from the GIO
      Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. "J" is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA = ($12,061.01) x [(3.50% - 5.5%) x (30/12)]

    = - $603.05 (representing a negative amount to be subtracted from the GIO
      Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate ("J") based on interpolation, the assumptions for this example have been modified and are as follows:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

  3. The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

  5. No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/(6 years - 3 years))

Then "J" is 3.75% (i.e. 3.50% + 0.25%), and:

MVA = ($11,432.24) x [(3.75% - 5.5%) x (42/12)]

    = - $700.22 (representing a negative amount to be subtracted from the GIO
      Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

To receive a current copy of the Pacific Portfolios SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company


Post Office Box 7187
Pasadena, CA 91109-7187
Name _________________________
Address ______________________
City _________________________ State ______________  Zip _______

PH02/53003.29
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC PORTFOLIOS     TO GO FOR MORE INFORMATION

The Pacific            You'll find more information about the Pacific
Portfolios             Portfolios variable annuity contract and Separate
variable annuity       Account A in the Statement of Additional Information
Contract is            (SAI) dated May 1, 2002.


offered by Pacific
Life Insurance         The SAI has been filed with the SEC and is considered
Company,               to be part of this Prospectus because it's incorporated
700 Newport Center     by reference. You'll find the table of contents for the
Drive,                 SAI on page 64 of this Prospectus.

P.O. Box 9000,
Newport Beach,         You can get a copy of the SAI at no charge by calling
California 92660.      or writing to us, or by contacting the SEC. The SEC may
                       charge you a fee for this information.
If you have any
questions about
the Contract,
please ask your
registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company
                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Investments, other payments and application forms to the following address:


                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company

                       1111 South Arroyo Parkway, Suite 205

                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact         Public Reference Section of the SEC
the SEC                Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                         [LOGO OF PACIFIC PORTFOLIOS]

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2002


                              PACIFIC PORTFOLIOS

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Portfolios (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                               ----------------

                        Pacific Life Insurance Company


                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     3

DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Select Distributors, Inc. (PSD)..............................     7

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    10
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    14
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
  Dividends............................................................    14

FINANCIAL STATEMENTS...................................................    14

INDEPENDENT AUDITORS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the charge for the optional GIA, or EEG, or GPA Riders, or any non-recurring fees or charges. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.


                     T = (ERV/P) (to the power of 365/N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA, or EEG, or GPA Charges for the optional GIA, or EEG, or GPA Riders.


Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA, or EEG, or GPA Charges for the optional GIA, or EEG, or GPA Riders, or any non- recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.


At December 31, 2001, the Money Market Subaccount's current yield was 0.21% and the effective yield was 0.21%.


Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1) (to the power of 6 - 1]
                 ---
                  cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, any GIA, or EEG, or GPA Charges for the optional GIA, or EEG, or GPA Riders, or any non-recurring fees or charges.


The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2001. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except any charge for any premium taxes, the contingent deferred sales charge, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the charge for the optional GIA, or EEG, or GPA Riders, and any other non-recurring fees or charges. The full withdrawal value (FWV) reflects the deduction for all contractual expenses, except any charge for any premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge, the GIA, or EEG, or GPA Charge, or any non-recurring fees or charges.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 2001

                   All numbers are expressed as a percentage


                                                                           Since
                              1 Year         3 Years       5 Years       Inception
                          ---------------  ------------  ------------  --------------
Variable Accounts           AV      FWV     AV     FWV    AV     FWV     AV     FWV
-----------------         ------  -------  -----  -----  -----  -----  ------  ------
Blue Chip 1/2/01*.......  (19.71)  (26.10)                             (19.71) (26.10)
Aggressive Growth
 1/2/01*................  (20.90)  (27.29)                             (20.90) (27.29)
Emerging Markets
 4/17/96*...............  (10.05)  (16.35) (4.79) (6.48) (9.67) (9.94)  (9.37)  (9.65)
Diversified Research
 1/3/00*................   (4.19)  (10.49)                               2.05   (1.13)
Small-Cap Equity
 10/1/99*...............   (4.00)  (10.30)  2.24   0.78   6.83   6.69   (2.72)  (5.28)
International Large-Cap
 1/3/00*................  (19.52)  (25.82)                             (21.13) (25.30)
I-Net Tollkeeper
 5/1/00*................  (34.91)  (41.21)                             (39.08) (44.59)
Financial Services
 1/2/01*................   (8.58)  (14.97)                              (8.58) (14.97)
Health Sciences 1/2/01*.   (8.98) (15.37)                               (8.98) (15.37)
Technology 1/2/01*......  (41.77)  (48.15)                             (41.77) (48.15)
Telecommunications
 1/2/01*................  (47.47)  (53.86)                             (47.47) (53.86)
Multi-Strategy 1/2/96*..   (2.62)   (8.92)  0.65  (0.85)  7.04   6.90    7.57    7.46
Large-Cap Core 1/2/96*
 (formerly called
 Equity Income) ........  (10.24)  (16.54) (2.69) (4.30)  7.47   7.34    8.94    8.84
Strategic Value
 10/2/00*...............  (11.22)  (17.52)                             (10.96) (16.28)
Growth LT 1/2/96*.......  (30.63)  (36.93)  1.53   0.06  12.32  12.21   12.96   12.88
Focused 30 10/2/00*.....  (14.66)  (20.96)                             (24.70) (30.25)
Mid-Cap Value 1/4/99*...   11.72     5.42                               12.61   11.17
International Value
 1/2/96*................  (23.06)  (29.36) (6.65) (8.40) (1.80) (2.00)   1.33    1.19
Capital Opportunities
 1/2/01*................  (16.72)  (23.11)                             (16.72) (23.11)
Mid-Cap Growth 1/2/01*..  (19.95)  (26.34)                             (19.95) (26.34)
Global Growth 1/2/01*...  (16.16)  (22.55)                             (16.16) (22.55)
Equity Index 1/2/96*....  (13.47)  (19.77) (2.75) (4.36)  8.88   8.75   10.61   10.52
Small-Cap Index 1/4/99*.    0.22    (6.08)                               3.90    2.21
Real Estate 1/4/99*
 (formerly called REIT).    6.94     0.64                               11.38    9.91
Inflation Managed
 1/2/96*................    2.72    (3.58)  3.03   1.60   4.96   4.82    4.35    4.23
Managed Bond 1/2/96*....    5.74    (0.56)  3.97   2.56   5.60   5.45    5.12    5.00
Money Market 1/2/96*....    2.32    (3.98)  3.44   2.02   3.61   3.46    3.60    3.48
High Yield Bond 1/2/96*.   (0.16)   (6.46) (1.34) (2.91)  0.89   0.72    2.36    2.22
Equity 1/2/96*..........  (22.95)  (29.25) (8.10) (9.91)  3.09   2.93    6.59    6.48
Aggressive Equity
 4/17/96*...............  (18.49)  (24.79) (7.32) (9.10) (1.87) (2.07)  (0.37)  (0.53)
Large-Cap Value 1/4/99*.   (5.08)  (11.38)                               5.87    4.23

--------
*  Date Variable Account commenced operations.



Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.


The Equity Income and Research Subaccounts started operations after December 31, 2001 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate (formerly called REIT), and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the charge for the optional GIA, or EEG, or GPA Riders are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.


 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 2001

                   All numbers are expressed as a percentage


                                                                                      Since
                             1 Year*       3 Years*      5 Years*      10 Years*   Inception*
                          --------------  ------------  ------------  ----------- --------------
Variable Accounts           AV     FWV     AV     FWV    AV     FWV    AV    FWV    AV     FWV
-----------------         ------  ------  -----  -----  -----  -----  ----- ----- ------  ------
Blue Chip...............  (19.71) (26.10)                                         (19.71) (26.10)
Aggressive Growth.......  (20.90) (27.29)                                         (20.90) (27.29)
Emerging Markets........  (10.05) (16.35) (4.79) (6.48) (9.67) (9.94)              (9.17)  (9.42)
Diversified Research....   (4.19) (10.49)                                           2.05   (1.13)
Small-Cap Equity........   (4.00) (10.30)  2.24   0.78   6.83   6.69  10.32 10.32  11.43   11.43
International Large-Cap.  (19.52) (25.82)                                         (21.13) (25.30)
I-Net Tollkeeper........  (34.91) (41.21)                                         (39.08) (44.59)
Financial Services......   (8.58) (14.97)                                          (8.58) (14.97)
Health Sciences.........   (8.98) (15.37)                                          (8.98) (15.37)
Technology..............  (41.77) (48.15)                                         (41.77) (48.15)
Telecommunications......  (47.47) (53.86)                                         (47.47) (53.86)
Multi-Strategy..........   (2.62)  (8.92)  0.65  (0.85)  7.04   6.90   7.68  7.68   8.65    8.65
Large-Cap Core (formerly
 called Equity Income) .  (10.24) (16.54) (2.69) (4.30)  7.47   7.34   9.08  9.08  10.10   10.10
Strategic Value.........  (11.22) (17.52)                                         (10.96) (16.28)
Growth LT...............  (30.63) (36.93)  1.53   0.06  12.32  12.21               15.35   15.35
Focused 30..............  (14.66) (20.96)                                         (24.70) (30.25)
Mid-Cap Value...........   11.72    5.42                                           12.61   11.17
International Value.....  (23.06) (29.36) (6.65) (8.40) (1.80) (2.00)  3.33  3.33   4.25    4.25
Capital Opportunities...  (16.72) (23.11)                                         (16.72) (23.11)
Mid-Cap Growth..........  (19.95) (26.34)                                         (19.95) (26.34)
Global Growth...........  (16.16) (22.55)                                         (16.16) (22.55)
Equity Index............  (13.47) (19.77) (2.75) (4.36)  8.88   8.75               12.10   12.10
Small-Cap Index.........    0.22   (6.08)                                           3.90    2.21
Real Estate (formerly
 called REIT)...........    6.94    0.64                                           11.38    9.91
Inflation Managed.......    2.72   (3.58)  3.03   1.60   4.96   4.82   5.08  5.08   6.43    6.43
Managed Bond............    5.74   (0.56)  3.97   2.56   5.60   5.45   5.84  5.84   7.08    7.08
Money Market............    2.32   (3.98)  3.44   2.02   3.61   3.46   3.08  3.08   3.81    3.81
High Yield Bond.........   (0.16)  (6.46) (1.34) (2.91)  0.89   0.72   6.18  6.18   6.55    6.55
Equity..................  (22.95) (29.25) (8.10) (9.91)  3.09   2.93   7.50  7.50  10.28   10.28
Aggressive Equity.......  (18.49) (24.79) (7.32) (9.10) (1.87) (2.07)              (0.53)  (0.69)
Large-Cap Value.........   (5.08) (11.38)                                           5.87    4.23



Major Indices                                 1 Year  3 Years  5 Years  10 Years
-------------                                 ------  -------  -------  --------
Credit Suisse First Boston High Yield.......    5.80     1.18     3.25      7.85
Lehman Brothers Aggregate Bond..............    8.42     6.27     7.43      7.23
Lehman Brothers Government Bond.............    7.24     5.88     7.40      7.14
Lehman Brothers Inflation Linked Treasury...    7.90     7.72      N/A       N/A
Lehman Brothers Government/Credit...........    8.51     5.89     7.36      7.27
Merrill Lynch 3-Month U.S. T-Bill...........    4.42     5.14     5.20      4.86
Morgan Stanley Capital International All
 Country World Free.........................  (16.82)   (3.37)    5.37      8.05
Morgan Stanley Capital International
 Emerging Markets Free......................   (2.37)    4.08    (5.74)     3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East.....................  (21.21)   (4.79)    1.17      4.76
North American Real Estate Investment Trust
 Equity.....................................   13.93    11.15     6.38     11.63
Russell 1000 Growth.........................  (20.42)   (6.32)    8.27     10.80
Russell 2000................................    2.49     6.42     7.52     11.51
Russell 2500................................    1.22     9.43    10.34     13.13
Russell 2500 Growth.........................  (10.83)    5.17     6.60      9.49
Russell Midcap..............................   (5.62)    6.50    11.40     13.58
Russell Midcap Growth.......................  (20.15)    2.16     9.02     11.10
Standard & Poor's 500 Composite Stock
 Price......................................  (11.88)   (1.03)   10.70     12.93

--------

* The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Large-Cap Core, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Large-Cap Core Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Large-Cap Core Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.



Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Rider Charge (equal to a maximum annual rate of 0.30% of average daily account value), the GIA Charge for the optional GIA Rider (equal to an annual rate of 0.30% of Contract Value), any EEG Charge for the optional EEG Rider (equal to an annual rate of 0.25% of average daily account value), any GPA Charge for the optional GPA Rider (equal to an annual rate of 0.10% of average daily account value), any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

  $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2001, 2000, and 1999, respectively, with regard to this Contract was $47,651,321, $73,148,104, and $90,377,001, respectively, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                      YXZ

where(Y)= the Unit Value for that Subaccount as of the end of the preceding
          Business Day; and

     (Z)= the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where(A)= the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where(a)= the net asset value per share of the corresponding
                    Portfolio shares held by that Subaccount as of the end of that valuation period;
               (b)= the per share amount of any dividend or capital gain
                    distributions made by the Fund for that Portfolio during that valuation period; and
               (c)= any per share charge (a negative number) or credit
                    (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;
     (B)= the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
     (C)= a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Guaranteed Minimum Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Guaranteed Minimum Death Benefit Charge, GIA Charge, EEG Charge, GPA Charge withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
  ----
  1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.026 = 0.9771; 0.9771 - 1 = - 0.0229; - 0.0229 X 100% = - 2.29%.
  -----
  1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR INVESTMENTS ARE ALLOCATED-- Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and/or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any Investment Option (excluding the DCA Plus Fixed Option and the GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Investment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27   $     11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808   $    635   $    396    $17,047
                                  ========================================
    Total equity securities       $   255   $     20   $      9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           641         55   $      1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037   $    445   $    346    $15,136
                                  ========================================
    Total equity securities       $   173   $     18   $     12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                                  Years Ended December 31,
                                                    2001    2000    1999
                                                  ------------------------
                                                       (In Millions)
        Fixed maturity securities                   $1,118  $1,109  $1,030
        Equity securities                                5      13      15
        Mortgage loans                                 206     230     208
        Real estate                                     64      61      46
        Policy loans                                   202     182     159
        Other                                          172     218     166
                                                  ------------------------
        Gross investment income                      1,767   1,813   1,624
        Investment expense                             139     130     114
                                                  ------------------------
        Net investment income                       $1,628  $1,683  $1,510
                                                  ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                            Years Ended
                                                            December 31,
                                                          2001    2000  1999
                                                          ------------------
                                                           (In Millions)
        Fixed maturity securities                         $(45) $    2  $16
        Equity securities                                   31     (13)  58
        Mortgage loans                                               6    7
        Real estate                                          9      (3)  18
        Interest in PIMCO Advisors (Note 1)                      1,082
        Other investments                                   (9)    (77)
                                                          -----------------
        Total                                             $(14) $  997  $99
                                                          =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                          December 31,
                                                        2001  2000     1999
                                                        -------------------
                                                          (In Millions)
        Available for sale securities:
          Fixed maturity                                $140  $477  $  (925)
          Equity                                           5   (20)    (157)
                                                        -------------------
        Total                                           $145  $457  $(1,082)
                                                        ===================
        Trading securities                              $(17) $  6  $     0
                                                        ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                          2001      2000
                                  --------------------------
                                        (In Millions)
          Balance at January 1            $130          $116
          Incurred related to:
            Current year                   569           395
            Prior years                    (12)          (19)
                                  --------------------------
          Total incurred                   557           376
                                  --------------------------
          Paid related to:
            Current year                   448           297
            Prior years                     80            65
                                  --------------------------
          Total paid                       528           362
                                  --------------------------
          Balance at December 31          $159          $130
                                  ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                  Years Ended December 31,
                                                     2001      2000     1999
                                                 ---------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                 ---------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                 ---------------------------
    Total                                            $51       $458     $144
                                                 ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                             2001    2000
                                                            --------------
                                                            (In Millions)
        Deferred tax assets
          Policyholder reserves                             $  177   $ 184
          Investment valuation                                  99      92
          Deferred compensation                                 40      35
          Low income housing credit carryover                   31
          Duration hedging                                      18      18
          Partnership income                                    10
          Dividends                                              7       7
          Postretirement benefits                                6       8
          Other                                                  5      22
                                                            --------------
        Total deferred tax assets                              393     366
                                                            --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors
           units (Note 1)                                     (429)   (429)
          Deferred policy acquisition costs                   (200)   (101)
          Partnership income                                           (16)
          Depreciation                                          (2)     (2)
                                                            --------------
        Total deferred tax liabilities                        (631)   (548)
                                                            --------------
        Net deferred tax liability from operations            (238)   (182)
        Deferred taxes on World-Wide (Note 4)                          (11)
        Deferred taxes on OCI                                 (159)    (23)
                                                            --------------
        Net deferred tax liability                          $ (397)  $(216)
                                                            ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                      Years Ended December 31,
                                                        2001      2000     1999
                                                      ----------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                      ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                      ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain
   (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                 Years Ended December 31,
                                                  2001      2000      1999
                                                ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                                   $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                   12        12        11
        Expected return on plan assets               (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                           (1)       (4)       (2)
                                                ----------------------------
        Net periodic pension expense (benefit)      $  7      $ (3)     $ (2)
                                                ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001,
   2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

                                    PART II

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:  None

                    Part B:

                           (1) Registrant's Financial Statements

                               Audited Financial Statements dated as of December 31, 2001 which are incorporated by reference from the 2001 Annual Report include the following for Separate Account A:


                                 Statements of Assets and Liabilities
                                 Statements of Operations
                                 Statements of Changes in Net Assets
                                 Notes to Financial Statements

                           (2) Depositor's Financial Statements

                               Audited Consolidated Financial Statements dated as of December 31, 2001 and 2000, and for the three year period ended December 31, 2001, included in Part B include the following for Pacific Life:


                                 Independent Auditors' Report
                                 Consolidated Statements of Financial Condition Consolidated Statements of Operations Consolidated Statements of Stockholder's Equity Consolidated Statements of Cash Flows
                                 Notes to Consolidated Financial Statements

                    (b)  Exhibits

                    1.   (a)  Resolution of the Board of Directors of the
                              Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A./1/

                         (b) Memorandum Establishing Two New Variable Accounts--Aggressive Equity and Emerging Markets Portfolios./1/

                         (c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./3/

                    2.   Not applicable

                    3.   (a)  Distribution Agreement between Pacific Mutual Life
                              and Pacific Select Distributors, Inc. ("PSD") /1/

                         (b) Form of Selling Agreement between Pacific Mutual Life, PSD and Various Broker-Dealers /1/

                    4.   (a)  Form of Individual Flexible Premium Variable
                              Accumulation Annuity Contract /2/

                         (b)  Qualified Plan Loan Endorsement /1/

                         (c)  Qualified Pension Plan Rider /1/

                         (d)  403(b) Tax-Sheltered Annuity Rider


                         (e)  Section 457 Plan Rider /1/

                         (f) Endorsement for 403(b) Texas Optional Retirement Program (ORP) /1/

                         (g) Individual Retirement Annuity Rider (Form No. 20-15400)

                         (h) Roth Individual Retirement Annuity Rider (Form No. 20-14000)

                         (i) SIMPLE Individual Retirement Annuity Rider (Form No. 20-15300)

                         (j)  DCA Plus Fixed Option Endorsement
                              (Form No. E-DCA 697)/3/


                         (k) Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398) /3/

                         (l) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB 398) /3/

                         (m)  Guaranteed Income Advantage (GIA) Rider
                              (Form No. 23-113499) /5/

                         (n) Guaranteed Earnings Enhancement (EEG) Rider (Form No. 20-14900) /9/

                         (o) Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200) /11/

                         (p)  Qualified Retirement Plan Rider


                    5.   (a)  Variable Annuity Application. (Form No. 25-12410)
                              /8/

                         (b)  Variable Annuity PAC APP /1/

                         (c)  Application/Confirmation Form/6/

                         (d) Form of Guaranteed Earnings Enhancement (EEG) Rider Request Application /9/

                         (e) Form of Guaranteed Protection Advantage (GPA) Rider Request Form (Form No. 55-16600) /11/


                    6.   (a)  Pacific Life's Articles of Incorporation /3/

                         (b)  By-laws of Pacific Life /3/

                    7.   Not applicable

                    8.   Fund Participation Agreement /10/

                         (a)  Fund Participation Agreement /10/

                         (b) Addendum to Fund Participation Agreement (adding the Strategic Value and Focused 30 Portfolios) /10/

                         (c) Addendum to Fund Participation Agreement (adding nine new Portfolios) /10/

                         (d) Addendum to Fund Participation Agreement (adding the Equity Income and Research Portfolios)


                    9. Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered. /1/

                    10.  Independent Auditors' Consent


                    11.  Not applicable

                    12.  Not applicable

                    13.  Performance Calculations


                    14.  Not applicable

                    15.  Powers of Attorney


                    16.  Not applicable

/1/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

/4/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-99-000659 filed on April 15, 1999 and incorporated by reference.

/5/ Included in Registrant's Form 497, File No. 33-88460, Accession No. 0001017062-99-001607 filed on September 14, 1999 and incorporated by reference herein.

/6/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000577 filed on February 29, 2000 and incorporated by reference herein.

/7/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on April 21, 2000 and incorporated by reference herein.

/8/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on December 7, 2000 and incorporated by reference herein.

/9/ Included in Registrant's Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-000459 filed on March 2, 2001, and incorporated by reference herein.

/10/ Included in Registrant's Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001 and incorporated by reference herein.

/11/ Included in Registrant's Form A-4/A, File No. 33-88460, Accession No. 0000898430-01-503116 filed on October 25, 2001 and incorporated by reference herein.


Item 25.  Directors and Officers of Pacific Life

                       Positions and Offices
Name and Address       with Pacific Life

Thomas C. Sutton       Director, Chairman of the Board, and Chief Executive
                       Officer

Glenn S. Schafer       Director and President

Khanh T. Tran          Director, Executive Vice President and Chief Financial
                       Officer

David R. Carmichael    Director, Senior Vice President and General Counsel

Audrey L. Milfs        Director, Vice President and Corporate Secretary

Edward R. Byrd         Vice President and Controller

Brian D. Klemens       Vice President and Treasurer

Gerald W. Robinson     Executive Vice President
______________________________
The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                  PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                   LEGAL STRUCTURE

          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company), Pacific Select Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). Pacific Life also has a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Asset Management LLC owns PMRealty Advisors Inc. and Pacific Financial Products Inc. (a Delaware Corporation) and has a non-managing membership interest in Allianz-PacLife Partners LLC ( a Delaware Limited Liability Company), Pacific Financial Products, Inc. and Allianz-PacLife Partners LLC own the Class E units of PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc. include: Associated Financial Group, Inc. along with its subsidiary Associated Securities Corporation; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders

          Approximately  32,946 Qualified
                         35,696 Non-Qualified


Item 28.  Indemnification

     (a) The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

         Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

         PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

         Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.  Principal Underwriters

          (a) PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B, Pacific Life and Annuity, Pacific Select Exec Separate Account, Pacific Life and Annuity Separate Account A, COLI Separate Account, COLI II Separate Account, COLI III Separate Account and Pacific Select Fund.

          (b) For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

          (c) PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30.  Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 30th day of April, 2002.


                               SEPARATE ACCOUNT A
                                   (Registrant)
                               By: PACIFIC LIFE INSURANCE COMPANY

                               By: __________________________________________
                                   Thomas C. Sutton*
                                   Chairman and Chief Executive Officer


                               By: PACIFIC LIFE INSURANCE COMPANY
                                   (Depositor)

                               By: __________________________________________
                                   Thomas C. Sutton*
                                   Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature          Title                                      Date

_____________________   Director, Chairman of the Board        April 30, 2002
Thomas C. Sutton*       and Chief Executive Officer


_____________________   Director and President                 April 30, 2002
Glenn S. Schafer*


_____________________   Director, Executive Vice President     April 30, 2002
Khanh T. Tran*          and Chief Financial Officer


_____________________   Director, Senior Vice President        April 30, 2002
David R. Carmichael*    and General Counsel


_____________________   Director, Vice President and           April 30, 2002
Audrey L. Milfs*        Corporate Secretary


_____________________   Vice President and Controller          April 30, 2002
Edward R. Byrd*


_____________________   Vice President and Treasurer           April 30, 2002
Brian D. Klemens*


_____________________   Executive Vice President               April 30, 2002
Gerald W. Robinson*


*By: /s/ DAVID R. CARMICHAEL                                   April 30, 2002
    _____________________________
     David R. Carmichael
     as attorney-in-fact



(Powers of Attorney are contained in this Post-Effective Amendment No. 14, to the Registration Statement filed on Form N-4 for Separate Account A, File No. 33-88460, as Exhibit 15.)